SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 1996
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                              VALUE PROPERTY TRUST
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    1-6613               23-1862664
- ----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
of incorporation)                 File Number)       Identification No.)



120 Albany Street, 8th Floor
New Brunswick, New Jersey                            08901-2163
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (908) 296-3080
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                                TABLE OF CONTENTS




                                                                        Page No.
                                                                        --------

Item 4.      Changes in Registrant's Certifying Accountant                 2

Item 7.      Financial Statements and Exhibits                             2

             Signatures                                                    3

             Exhibit 16                                                    4

ITEM 4.  Changes in Registrant's Certifying Accountant.

On April 11, 1996, the Registrant received notice from its independent auditors, Ernst & Young LLP, that it declined to stand for reelection. At a meeting held on April 12, 1996, the audit committee of the Registrant recommended the selection and engagement of Coopers & Lybrand LLP to the Board of Trustees. At that meeting, the Registrant's Board of Trustees approved the engagement of Coopers & Lybrand LLP as its independent auditors for the fiscal year ending September 30, 1996.

Prior to their engagement, no events or consultations occurred with Coopers & Lybrand LLP which would require disclosure of the type specified in Item 304(a)(2) of Regulation S-K.

The reports of Ernst & Young LLP on the financial statements of the Registrant for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified as to audit scope, or accounting principles. Ernst & Young LLP's report on the financial statements as of and for the fiscal year ended September 30, 1994 was qualified as to uncertainty with regard to the Registrant's ability to continue as a going concern.

During the Registrant's two most recent fiscal years, and in the subsequent interim period through April 11, 1996, there were no disagreements between Ernst & Young LLP and the Registrant regarding any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the statements set forth above. A copy of that letter dated April 15, 1996 is filed herewith as
Exhibit 16 to this Current Report on Form 8-K.

ITEM 7.  Financial Statements and Exhibits.

C.       Exhibits

         16       Letter to the Commission dated April 15, 1996 from
                  Ernst & Young LLP.

















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
                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                       VALUE PROPERTY TRUST


                                       By: /s/  Robert T. English
                                          ----------------------------
                                                Robert T. English
                                                Chief Financial Officer
                                                (Principal Financial Officer)


DATE:   April 15, 1996
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